Acquisitions	12 Months Ended
Jun. 30, 2022
Business Combination Disclosure One Abstract
Acquisitions

Note 12 – Acquisitions

Classroom Technologies Solutions, Inc.

On October 15, 2020, the Company entered into an Asset Purchase Agreement, to acquire the assets of Classroom Technologies Solutions, Inc. ("Classroom Tech") for consideration of (a) paying off a secured Classroom Tech loan, not to exceed the greater of 50% of the value of the Classroom Tech assets acquired or $120,000; (b) the issuance of a promissory note in the amount of $44,526 to a Classroom Tech designee; and (c) the issuance of 10 million shares of common stock to the seller of Classroom Tech.

The following table summarizes the allocation of the fair value of the assets as of the acquisition date through pushdown accounting

Cash	$38,836
Accounts receivable	31,710
Inventory	209,431
Property and equipment	17,530
Other assets	1,150
Intangibles	46,869
Total Assets	$345,526
Consideration

Stock	$151,000
Bonus program	30,000
Notes payable to seller and related party of seller	164,526
$345,526

Impairment expense during the year ended June 30, 2022 relates to the Company's purchase price adjustment for the Classroom Tech acquisition on October 15, 2020. During the acquisition, customer lists and vendor relationship intangible assets were recorded in the amount of $46,869. In October 2021, the Company moved its Florida operations to a new leased location. Management discovered inventory items with missing parts that could not be sold. As a result, the bonus payable of $30,000 to the seller of Classroom Tech was removed, the inventory was written down and the intangible assets were impaired.